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                                                                     Exhibit 4.1

AIRONET WIRELESS COMMUNICATIONS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 00943A 10 7
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT


is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE,
OF
AIRONET WIRELESS COMMUNICATIONS, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

President and
Chief Executive Officer


Secretary



COUNTERSIGNED AND REGISTERED
HARRIS TRUST AND SAVINGS BANK
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
D
D
D
as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as tenants
in common
UNIF GIFT MIN ACTD                                      Custodian

                                                            (Cust)
(Minor)
                                             under Uniform Gifts to Minors
                                             Act
                                                                      (State)

Additional abbreviations may also be used though not in the above list.

For value received,
hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF
ASSIGNEE)
Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Aironet Wireless Communications, Inc.
and Harris Trust and Savings Bank (the "Rights Agent") dated as of             ,
1999,           as the same may be amended from time to time (the "Rights
Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Aironet Wireless Communications, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and will no longer be evidenced by this certificate. Aironet Wireless Communications, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge within five (5) days after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons (as defined in the Rights Agreement) or certain related persons and any subsequent holder of such Rights may become null and void with respect to certain rights set forth in Section 11(a) (ii) of the Rights Agreement.